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                                                                    EXHIBIT 99.2

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Movado Group, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene
J. Karpovich, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2003                             /s/ Eugene J. Karpovich
                                                --------------------------------
                                                Eugene J. Karpovich
                                                Senior Vice President and
                                                Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Movado Group, Inc. and will be retained by Movado Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.